                                                                   EXHIBIT 10.27


               COMMERCIAL PROMISSORY NOTE AND SECURITY AGREEMENT

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NAME(S) ADDRESS(ES) OF BORROWER(S)          NAME/ADDRESS OF LENDER (CREDITOR)
("Borrower, I, My or Me")                   ("Lender, You or Your")


BOBBY ALLISON WIRELESS CORP                 COLONIAL BANK
2055 LAKE AVE SE, SUITE A                   CORPORATE LENDING
LARGO FL, 33771                             P O BOX 1887
                                            BIRMINGHAM, AL 35282

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
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     NOTE NUMBER         TRANSACTION DATE            MATURITY DATE          OFFICE           ACCOUNT #          RENEWAL OF
     -----------         ----------------          ----------------         ------          -----------         ----------
      00000001              Feb. 23, 2001           Mar. 31, 2001            051            8028476243          00000001

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
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For value received, on or before the Maturity Date, the undersigned Borrower promises to pay the principal amount, together with interest, and any other charges, including service charges, to the order of the Lender at its office at the address noted above or holder, all in lawful money of the United States of America. The undersigned further agree to the terms below and on page two of this Note and Security Agreement. Words, numbers or phrases preceded by a [ ] are applicable only if the [ ] is marked.
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PRINCIPAL AMOUNT
                                                                   $1,900,000.00
One Million Nine Hundred Thousand and 00/100 Dollars
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PAYMENT SCHEDULE
[ ] In  installments of $          [ ] plus interest      [ ] including interest

[X] interest only starting Mar. 24, 2001 and payable [X] monthly. [ ] quarterly.
[ ]
[X] interest, principal and other charges due on Maturity Date.
[ ] other payment schedule:

This loan subject to    [ ] a fixed interest rate of     % per annum.
                        [X] a variable simple interest rate, which is
[X] 0.250% greater than:       [ ] equal to:       [ ]         % less than:
the following index:
                        COLONIAL BANK BASE RATE

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
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  Initial Variable            Present Variable                Minimum                Maximum                Interest Rate
Simple Interest Rate             Index Rate                Interest Rate          Interest Rate          Changes Will Occur:
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
      8.750%                       8.500%                      2.000%                 14.750%             When Index Changes
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

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Interest may be calculated on the unpaid balance for the actual days outstanding on a 365/380 day basis or any other per day basis resulting in a lesser interest factor.

DEFAULT RATE:  If in default the interest rate shall be:
[ ]       % per annum.         [X] 0.250% in excess of the index.

LATE CHARGE:   If Borrower is more than 9 days late in making any payment, in addition to such payment, Borrower will pay a late charge of:
[X] the lesser of  [ ] the greater of    [ ] an amount equal to [X] $100.00 or
[X] 5.000% of the payment in default.

PAYABLE ON DEMAND:  [ ] Payment is due upon demand.
                    [X] Payment is due upon demand, but in any event, not later than Maturity Date.

LINE OF CREDIT: [X] If this Note is not in default, Lender may make advances and readvances (lend and relend) on a continuing basis up to the Principal Amount.
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This Note is secured by the Security Agreement below and on page two, and is subject to all of the terms thereof, which are incorporated by reference.
Lender may, upon deeming itself insecure or upon Borrower's default in payment or in the terms of this or any other agreement Borrower may have with Lender, declare the entire unpaid balance due and payable. The Borrower severally waives demand, notice, and protest and any defense due to extensions of time or other indulgence by Lender or to any substitution of collateral. If the interest rate on this Note is tied to an index stated above, that index is used solely to establish a base from which the actual rate of interest payable under this Note will be figured, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. If the interest rate varies in accordance with a selected index, if that index ceases to exist, Lender may substitute a similar index which will become the index. If there is a Default Rate shown above, it may be applied to all periods of time in which a default exists. If this Note is payable in installments, each installment payment will be due on the same day of the installment period as the day upon which payments commence unless otherwise specified. Failure to pay this Note according to the specified terms shall constitute a default. If permitted by law and at Lender's option, interest up to the highest rate permitted by law may be assessed on any interest which is past due as the result of any payment not being paid when due. Lender shall have the right to hold or apply its own indebtedness or liability to Borrower in payment of, or to provide collateral security for the payment of this Note either prior to or after the Maturity Date. If legal proceedings are instituted to enforce the terms of this Note, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorney fees.
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[ ] ADDITIONAL NOTE PROVISIONS:


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1.  SECURITY INTEREST GRANT -- The Borrower, in consideration of its liabilities, as hereinafter defined, hereby agrees to all of the terms of this Agreement and further hereby specifically grants the Lender a continuing security interest in the collateral shown in the boxes checked below (and described in the paragraph below) including the proceeds thereof and proceeds of hazard insurance and eminent domain or condemnation awards involving the collateral, and including the products of the collateral or accessions to such collateral, to secure the payment of all loans, advances, and extensions of credit from the Lender to the Borrower, including all renewals and extensions thereof and any and all obligations of every kind whatsoever, whether heretofore, now, or hereafter existing or arising between the Lender and the Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent or otherwise. The grant of security interest herein shall apply to all obligations, whether they arise hereunder, under any other mortgage, security agreement, note, lease, instrument, contract, document or other similar writing heretofore, now or hereafter executed by the Borrower to Lender, including oral agreements and obligations arising by operation of law. The foregoing obligations shall be hereafter collectively called the "Liabilities" and shall also include all interest, costs, expenses, and attorney fees accruing to or incurred by the Lender in collecting the Liabilities or in the protection, maintenance, or liquidation of the Collateral.

2. DESCRIPTION OF COLLATERAL -- The "Collateral" covered by this Agreement is all of the Borrower's property described below, with regard to which a mark has been placed in the applicable box, which the Borrower now owns or may hereafter acquire or create and which may include, but shall not be limited to, any items listed on any schedule or list attached hereto:







[ ] ALL ASSETS -- "All Assets" of the Borrower shall include all of the tangible and intangible property of the Borrower of whatsoever nature now owned or hereafter acquired by the Borrower, including, but not limited to, accounts, inventory, equipment, and instruments as defined herein.

[ ] ACCOUNTS -- "Accounts" shall consist of accounts, documents, chattel paper, instruments, contract rights, general intangibles, and choses in action, including any right to any refund of taxes paid before or after this Agreement to any governmental entity (hereinafter individually and collectively referred to as "Accounts").

[X] INVENTORY -- "Inventory" shall consist of all inventory and goods now or hereafter acquired or owned, including, but not limited to, raw materials, work in process, finished goods, tangible property, stock in trade, wares and merchandise used in or sold in the ordinary course of the Borrower's business, including goods whose sale, lease or other disposition by the Borrower has given rise to any accounts and any goods which may have been returned to or repossessed or stopped in transit by the Borrower.

[ ] EQUIPMENT -- "Equipment" shall consist of all equipment and fixtures, including all machinery, furnishings, furniture, vehicles (together with all accessions, parts, attachments, accessories, tools, and dies, or appurtenances thereto or intended for use in connection herewith, and all substitutions, betterments and replacements thereof and additions thereto.

[ ] INSTRUMENTS -- "Instruments" means any negotiable instrument as defined in
    Article 3, Section 104 of the Uniform Commercial Code, any security which is defined in Article 8, Section 102, of the Uniform Commercial Code, or any other writing which evidences a right of payment of money (and is not itself a security agreement or lease) and is of a type which is, in the ordinary course of business, transferred by delivery with a necessary endorsement or assignment.

[X] SPECIFIC -- "Specific" refers to the specific property, together with all related rights, shown below.

    [ ] The term Liabilities is limited to the extension of credit Lender is providing Borrower, the proceeds of which are to purchase the specific property shown below, including any extensions or renewals thereof, plus related interests, costs, expenses and attorney fees as called for in provision 1, debt unrelated to purchase proceeds being excluded regardless of words to the contrary in provision 1.

3. SPECIAL PROVISIONS -- The properties and interest in properties described below and also checked in the appropriate boxes above are sometimes hereinafter individually and collectively referred to as the "Collateral." If no box is checked, it is specifically understood and acknowledged by the Borrower that it is the intent of the Borrower to grant the Lender a security interest in "All Assets" as defined above.
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SPECIFIC COLLATERAL/SPECIAL SECURITY AGREEMENT PROVISIONS (If Collateral
includes fixtures, describe the real estate):

$1MM guarantee from Sterne, Agee & Leach Group, Inc.; James S. Holbrook, Jr., and The Holbrook Trust.

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The Borrower acknowledges that this is the entire Agreement between the parties, except to the extent that writings signed by the party to be charged are specifically incorporated herein by reference either in this Agreement or in such writings, and acknowledges receipt of a true and complete copy of this Agreement. Further paragraphs of this Security Agreement are set forth on page two hereof. The Borrower expressly agrees to all of the provisions hereof and signifies assent thereto by the signature below.
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IN WITNESS WHEREOF, the Borrower has executed this Note and Security Agreement on the date and year shown below.

By X   /s/ Robert L. McGinnis                  By X
   --------------------------------------         ------------------------------
   BOBBY ALLISON WIRELESS CORP       Date                                   Date
Its           CEO                              Its


By X                                           By X
   --------------------------------------         ------------------------------
                                     Date                                   Date
Its                                            Its
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
4. WARRANTIES. The Borrower warrants the following, it has or will acquire free and clear title to all of the Collateral, unless otherwise provided herein; the security interest granted to the Lender shall be a first security interest, and the Borrower will defend same to the Lender against the claims and demands of all persons; the Borrower will fully cooperate in placing or maintaining Lender's lien or security interest; all of the Collateral is located in the state of the Borrower's address specified on page one hereof, unless otherwise certified to and agreed to by the Lender, or, alternatively, is in possession of the Lender; all accounts are genuine and enforceable; the Borrower will not remove or change the location of any Collateral without the Lender's prior written consent; the Borrower will not use the Collateral or permit it to be used for any unlawful purpose; and the Borrower will not conduct business under any name other than that given on page one hereof, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Borrower agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Borrower's expense, before such change occurs; the Borrower will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified on page one hereof, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Borrower will, at all times, maintain the Collateral in good condition and repair and will not sell or remove same except as to inventory in the ordinary course of business; the Borrower is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of the Borrower's organizational documents (Articles of Incorporation and By-Laws if the Borrower is a corporation, Articles of Organization and Operating Agreement if the Borrower is a limited liability company, or Certificate of Limited Partnership (if applicable) or Partnership Agreement if the Borrower is a partnership), or any other agreement to which the Borrower is or may become a party; all financial information and statements delivered by the Borrower to the Lender to obtain loans and extensions of credit are true and correct and are prepared in accordance with generally accepted accounting principles; there has been no material adverse change in the financial condition of the Borrower since it last submitted any financial information to the Lender; there are no actions or proceedings, including set-off or counterclaim, which are threatened or pending against the Borrower which may result in any material adverse change in the Borrower's financial condition or which might materially affect any of the Borrower's assets; and the Borrower has duly filed all federal, state, municipal, and other governmental tax returns, and has obligated all licenses, permits, and the like which the Borrower is required by law to file or obtain, and all such taxes and fees for such licenses and permits required to be paid, have been paid in full.

5. INSURANCE. The Borrower agrees that it will, at its own expense, fully insure the Collateral against all loss or damage for any risk of whatsoever nature in such amounts, with such companies, and under such policies as shall be satisfactory to the Lender. All policies shall expressly provide that the Lender shall be the loss payee, or, alternatively, if requested by Lender, Mortgagee. The Lender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive towards the payment of the Liabilities, whether or not due, in such order as the Lender may at its sole discretion determine. The Borrower agrees to maintain, at its own expense, public liability and property damage insurance upon all its other property, to provide such policies in such form as the Lender may approve, and to furnish the Lender with copies or other evidence of such policies and evidence of the payments of the premiums thereon. If the Borrower at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion deems advisable to protect the Borrower's property. All costs incurred by the Lender, including reasonable attorney fees, court costs, expenses, and other charges relating thereto, shall become a part of the Liabilities and shall be payable on demand.


6. TAXES, LIENS, ETC. The Borrower agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Borrower's business. If the Borrower fails to pay such taxes or other charges, the Lender at its sole discretion, may pay such charges on behalf of the Borrower, and all sums so dispensed by the Lender, including reasonable attorney fees, court costs, expenses, and other charges relating thereto, shall become a part of the Liabilities and shall be payable on demand.

7. INFORMATION AND REPORTING. The Borrower agrees to supply to the Lender such financial and other information concerning its affairs and the status of any of its assets as the Lender, from time to time, may reasonably request. The Borrower further agrees to permit the Lender, its employees, and agents, to have access to the Collateral for the purpose of inspecting it, together with all of the Borrower's other physical assets, if any, and to permit the Lender, from time to time, to verify accounts as well as to inspect, copy and to examine the books, records, and files of the Borrower.

8. ACCOUNTS. The Borrower acknowledges that if Lender has a security interest in Accounts, it is understood that the Lender will initially permit the Borrower to collect Accounts from its debtors. The Borrower understands that this privilege may be terminated by the Lender at any time, and that, in such event, the Lender shall be vested with all of the rights of the Borrower in respect thereto, including the right of stoppage in transit, the ability to notify any debtor or debtors of the assignment, and the ability to execute any instrument on behalf of the Borrower in settlement or fulfillment of an Account. In such event, the Borrower agrees to execute such assignments as the Lender may request to evidence the assignment. The Borrower agrees that, in the event of an assignment to the Lender, it thereafter receives payment on any Account as the agent of the Lender, and the Borrower agrees to transmit such payment in the form in which it was received to the Lender on the date of receipt thereof, appropriately endorsed, if necessary, to permit negotiation by the Lender. Until such remittance, the Borrower agrees to keep all such receipts on account separate and apart from the Borrower's own funds so that such receipts are readily identifiable as the property of the Lender and to hold same in trust for the Lender. In any event, the Lender is authorized to endorse or to sign, in the name of the Borrower, any instrument of whatsoever nature to effect the collection of the Accounts for application to the Liabilities. Borrower irrevocably appoints Lender as its attorney in fact to take delivery of and to process all mail addressed to Borrower, and to change the address for the delivery of all mail addressed to Borrower by notification to United States Post Office.

9. DEFAULT. The occurrence of any of the following events shall constitute a default of this Agreement: (a) the non-payment, when due, of any amount payable on any of the Liabilities or any extension or renewal thereof; (b) the failure to perform any agreement of the Borrower contained herein; (c) the publication of any statement, representation, or warranty, whether written or oral, by the Borrower to the Lender, which at any time is untrue in any respect as of the date made; (d) the condition that any Obligor (which term, as used herein, shall mean the Borrower and each party primarily or secondarily liable on any of the Liabilities) becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Obligor's creditors, or conveys substantially all of its assets, or in the event of any proceedings instituted by or against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature (failure to pay being conclusive evidence of inability to pay), or in the event that a petition of any kind is filed under the Federal Bankruptcy Act by or against such Obligor; (e) the entry of any judgment against any Obligor, or the issue of any order of attachment, execution, sequestration, claim and delivery, or other order in the nature of a writ levied against the Collateral; (g) the death of any Obligor who is a natural person, or of any partner of the Obligor which is a partnership; (g) the dissolution, merger, and consolidation or transfer of a substantial part of the property of any Obligor, which is a corporation or partnership; (h) in the event that any part of the Collateral materially declines in value in excess of normal wear, tear, and depreciation; or (i) the Lender, in good faith, believes the Borrower's ability to repay its indebtedness under this Agreement, any Collateral, or the Lender's ability to resort to any Collateral, is or soon will be impaired, time being of the very essence. If permitted by law, I waive any otherwise required notice of presentment; demand; acceleration; and, intent to accelerate.

10. REMEDY. The Borrower agrees that, whenever a default exists, all Liabilities may (notwithstanding any provisions thereof), at the sole option and discretion of the Lender and without demand or notice of any kind, be declared, and thereupon immediately shall become due and payable; and the Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The Lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by the Borrower. The Borrower agrees, in the case of default, to assemble, as its own expense, all Collateral at a convenient place acceptable to the Lender and to pay all costs of the Lender in connection with the collecting of the Liabilities and enforcement of any rights hereunder, including reasonable attorney fees and legal expenses, and including participation in Bankruptcy proceedings; and to pay all of the expenses of locating the Collateral, as well as the expense of any repairs for any realty or other property to which any of the Collateral may have been affixed or made a part. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent postage prepaid, by regular mail, to the Borrower at least seven (7) days before such disposition, and addressed to the Borrower either at the address shown herein or at any other address. If the proceeds from a sale of Collateral are insufficient to extinguish the Liabilities of Borrower hereunder, Borrower shall be liable for any deficiency. The Lender shall, in the event of any default, have the right to peacefully retake any of the goods. The Borrower waives any right it may have, in such instance, to a judicial hearing prior to such retaking. In the event of a default, the Borrower expressly authorizes the Lender to offset any debts of the Lender to the Borrower against the Liabilities, including but not limited to, any checking or savings account, certificate of deposit, savings receipt, or the like.

11. HEADINGS. The headings preceding text in this Agreement are for My general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading.

12. ENVIRONMENTAL LAWS. Borrower certifies that as to any real estate which has been, is now, or will be in the future owned or occupied by Borrower, that such real estate has not in the past, nor will now or in the future be allowed in any manner to be exposed to or contain hazardous or environmentally harmful substances as may be defined or regulate by any state or federal law or regulation which impacts, in any way, such substances, except to the extent the existence of such substances has been presently disclosed in writing to Lender, and Borrower will immediately notify Lender in writing of any assertion made by any party to the contrary. Borrower indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorney fees, incurred directly or indirectly as a result of Borrower's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any state or federal law or regulation.

13. MISCELLANEOUS. Time is of the essence of this Agreement. Except as otherwise defined in this Agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the state where the Lender is located. If permitted by law, Lender is authorized to file a financing statement to perfect its security interest in the Collateral signed only by the Lender. Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by the Borrower to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Borrower shall not constitute a waiver of subsequent default. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the state where the Lender is located, or any other laws now existing or hereafter enacted. The Borrower specifically agrees that, if it has heretofore or hereafter executed any loan agreement in conjunction with this Agreement, any ambiguities between this Agreement and any such loan agreement shall be construed under the provisions of the loan agreement, to the extent that it may be necessary to eliminate any such ambiguity. Borrower releases Lender from any liability which might otherwise exist for any act or emission of Lender related to the collection of any debt secured by this Agreement or the disposal of any Collateral, except for the Lender's willful misconduct.

This Agreement has been delivered in the state where the Lender is located and shall be construed in accordance with the laws of that state. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or the invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. The rights and privileges of the Lender hereunder shall inure to the benefit of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns, and successors of the Borrower. The Borrower may not assign this Agreement or any benefits accruing to it hereunder without the express written consent of the Lender.

ENDORSEMENT: For value received, the undersigned (who, if two or more in number, shall be jointly and severally liable hereunder) hereby unconditionally guarantee the payment of the Note on page one hereof, together with all extensions or renewals thereof and all expenses (including reasonable attorney fees and legal expenses) incurred in the collection thereof or the enforcement of rights under any security therefor and the enforcement hereof. Further, the undersigned waives presentment, demand, notice or dishonor, protest and all other notices whatsoever, and agrees that the holder of said Note may from time to time extend or renew said Note for any period (whether or not longer than the original period of said Note) and grant any releases, compromises or indulgences with respect to said Note or renewal thereof or any security therefor or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.

x                                        x
 ------------------------------------     --------------------------------------

By initialing, I acknowledge this is      --------  --------  --------  --------
page 2 of 2 of the Commercial             Initials  Initials  Initials  Initials
Promissory Note and Security Agreement.